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                              AMENDMENT NUMBER FOUR TO
                            LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT, dated as of May 4, 2000 (this "Amendment"), amends that certain Loan and Security Agreement, dated as of June 30, 1999 (as amended from time to time, the "Loan Agreement"), by and between TURF PARTNERS, INC., a Delaware corporation ("Borrower"), on the one hand, and COAST BUSINESS CREDIT, a division of Southern Pacific Bank, a California corporation ("Coast"), on the other hand. All initially capitalized terms used in this Amendment shall have the meanings ascribed thereto in the Loan Agreement unless specifically defined herein.

                                      RECITALS

     WHEREAS, Borrower and Coast wish to amend the Loan Agreement pursuant to the terms and provisions set forth in this Amendment; and

     NOW, THEREFORE, the parties hereto agree as follows:

                                      AMENDMENT

     Section 1. AMENDMENT TO SECTION 2.1(b) OF THE SCHEDULE. Section 2.1(b) of the Schedule to the Loan Agreement is hereby amended by deleting such
Section in its entirety and replacing it with the following:

         (b)  Inventory Loans in an amount not to exceed the lesser of:

                   (1) (i) 55% of the value of Borrower's Eligible Inventory (as defined in Section 1 of the Agreement) during the calendar period from October 1 through May 30, except for the month of May 2000 during which 65% will apply, and (ii) 65% of the value of Borrower's Eligible Inventory during the calendar period from June 1 through September 30; with Borrower's Eligible Inventory is to be calculated at the lower of cost or market value and determined on a first-in, first-out basis, OR

                   (2)  Six Million Dollars ($6,000,000) provided, however,
                          such amount will be temporarily increased each calendar year to: (i) Seven Million Dollars ($7,000,000) during the months of March, April and May, except for May 2000 during which the sublimit will be $8,000,000; (ii) Eight Million Dollars ($8,000,000) during the month of June; (iii) Nine Million Dollars ($9,000,000) during the month of July; and (iv) Ten Million Dollars ($10,000,000) during the months of August and September.


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     Section 2. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the receipt by Coast of the following:

             (a) a modification fee in the amount of Twenty-Five Thousand Dollars ($25,000); and

             (b) a fully-executed copy of this Amendment.

     Section 3. ENTIRE AGREEMENT. The Loan Agreement, as amended hereby, embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. Borrower represents, warrants and agrees that in entering into the Loan Agreement and consenting to this Amendment, it has not relied on any representation, promise, understanding or agreement, oral or written, of, by or with, Coast or any of its agents, employees, or counsel, except the representations, promises, understandings and agreements specifically contained in or referred to in the Loan Agreement, as amended hereby.

    Section 4. CONFLICTING TERMS. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Loan Agreement, the terms of this Amendment shall govern. In all other respects, the Loan Agreement, as amended and supplemented hereby, shall remain in full force and effect.

    Section 5. MISCELLANEOUS. This Amendment shall be governed by and construed in accordance with the laws of the State of California. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Amendment by signing such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                                         BORROWER:

                                         TURF PARTNERS, INC.,
                                         a Delaware corporation

                                         By /s/ William B. Adams
                                           -----------------------------------
                                            President

                                         By /s/ D. N. Sentz
                                           -----------------------------------
                                            Secretary


                                         COAST:

                                         COAST BUSINESS CREDIT,
                                         a division of Southern Pacific Bank

                                         By /s/ Phillip Goessler
                                          ------------------------------------
                                         Title Vice President
                                              --------------------------------


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                                  CONSENT OF GUARANTOR

     The undersigned, as guarantor of the Obligations (as defined in that certain Loan and Security Agreement, dated as of June 30, 1999, (as amended, together with all supplements, addenda, exhibits and schedules thereto, the "Agreement"), entered into by and between Coast Business Credit, a division of Southern Pacific Bank, a California corporation ("Coast"), and Turf Partners, Inc., a Delaware corporation ("Borrowers"), under its Continuing Guaranty, dated as of June 30, 1999, entered into by the undersigned (the "Guaranty"), hereby acknowledges notice of the foregoing Amendment Number Four to Loan and Security Agreement, dated as of May 4, 2000 (the "Amendment"), between Coast and Borrower, consents to the terms contained therein, and agrees that its Continuing Guaranty shall remain in full force and effect.

Dated as of May 4, 2000                        ECO SOIL SYSTEMS, INC.,
                                               a Nebraska corporation

                                               By /s/ D. N. Sentz
                                                ------------------------------

                                               Title CFO and SECRETARY
                                                    --------------------------



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